Exhibit 99.1

LEVIN GINSBURG      180 North LaSalle Street, Suite 3200
Attorneys at Law        Chicago, Illinois 60601-2800
             312.368.0100

October 3, 2007

Via Overnight Courier and Regular Mail

Dyadic International (USA), Inc.
Formerly known as Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida 334 77
Attention: Wayne Moor, Chief Executive Officer

RE: Default under Revolving Note ($3,000,000.00)
Our File No. 337438

Dear Mr. Moor:

Please be advised that we are counsel to the Mark A. Emalfarb Trust under agreement dated October 1, 1987 ("Lender").

Dyadic International (USA), Inc., Formerly known as Dyadic International, Inc., ("Borrower") executed and delivered to Lender a certain Revolving Note dated as of May 29, 2003 ("Bridge Note"). Lender is the payee and legal holder of the Bridge Note. The balance due under the Bridge Note is the principal sum of $2,378,832.00 plus interest accrued from and after October 1, 2007, and previously unpaid interest. Contemporaneously with the execution and delivery of the Bridge Note, Borrower, as "Debtor", executed and delivered to Lender, as "Secured Party", a Security Agreement. This letter is Lender's notice of default to Borrower pursuant to Section 5 of the Bridge Note.

The Borrower, as "Registrant" or "Company" has reported the following events in various press releases and/or filings with the U.S. Securities and Exchange Commission.

1.  "The Registrant has discovered potentially material operational and financial improprieties at its Hong Kong and mainland China operations following the recent death of the managing director of its Hong Kong operations. The Registrant's audit committee, upon the advice of counsel, has initiated an independent investigation of the facts surrounding these improprieties."

2.  "The Registrant is in discussions with the American Stock Exchange regarding the continued listing of its shares; however, it anticipates that the Exchange may, in accordance with its rules, initiate delisting proceedings against the Registrant. Furthermore, the Registrant has been notified by the Exchange that the trading in its shares will continue to be halted until such time as additional information regarding these matters is publicly available."

LEVIN GINSBURG
Attorneys at Law

Mr. Wayne Moor
Dyadic International (USA), Inc.
Formerly known as Dyadic International, Inc.
Our File No. 337438
October 3, 2007

3.  "On April 23, 2007, the Registrant's board of directors, upon the recommendation of the audit committee, determined that the Registrant's previously filed financial statements, including those contained in its Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB, as filed with the Securities and Exchange Commission (the "SEC"), should no longer be relied upon."

4.  "On May 17, 2007, the Registrant received a notice from the American Stock Exchange (the "Exchange") indicating that the Registrant is currently in violation of the Exchange's continuing listing standards specified in Sections 134 and 1101 of the Exchange's Company Guide because the Registrant has yet to file with the SEC its quarterly report on Form 10-QSB for the quarter ended March 31, 2007. The Exchange's notice further indicates that the Registrant must submit a plan to the Exchange by June 18, 2007, advising the Exchange of action it has taken, or will take, that will enable the Registrant to regain compliance with these continuing listing standards by no later than November 16, 2007."

5.  "On July 2, 2007, the Registrant received a notice from the American Stock Exchange (the "Exchange") indicating that the Registrant continues to be in violation of the Exchange's continuing listing standards specified in Sections 134 and 1.101 of the Exchange's Company Guide because the Registrant has yet to file with the SEC its quarterly report on Form 10-QSB for the quarter ended March 31, 2007. The Exchange's notice further indicates that it has received and evaluated a plan of compliance (the "Plan") dated June 18, 2007 provided by the Registrant, advising the Exchange of action the Registrant has taken, or will take, that will enable the Registrant to regain compliance with these continuing listing standards by no later than November 16, 2007 (the "Plan Period")."

6.  "The halt on trading in the Registrant's shares that went into effect, at the request of the Registrant, on April 23, 2007, has been and, at the direction of the Exchange, will continue to be in effect until such time as the Registrant has filed with the SEC its quarterly report on Form 10- QSB for the quarter ended March 31, 2007."

7.  "On September 20, 2007, a special committee (the "Special Committee") of the board of directors (the "Board") of Dyadic International, Inc. (the "Company"), acting upon the recommendation of the audit committee (the "Audit Committee") of the Board, authorized the termination for cause by the Company of the employment of Mark A. Emalfarb as the Company's Chief Executive Officer and President under his employment agreement dated as of

LEVIN GINSBURG
Attorneys at Law

Mr. Wayne Moor
Dyadic International (USA), Inc.
Formerly known as Dyadic International, Inc.
Our File No. 337438
October 3, 2007

April 1, 2001, as amended by the first amendment to employment agreement dated as of March 16, 2006. This termination was effectuated on September 24, 2007. Mr. Emalfarb previously terminated his voluntary leave of absence from the Board on September 5, 2007, and remains a director of the Company, although the Company now has requested that Mr. Emalfarb voluntarily resign from the Board immediately."

8.  "As a result of the completion of the Investigation into the operations of the Company's Asian subsidiaries, it has been concluded that the Asian subsidiaries' largest purported customer was secretly controlled by the Asian subsidiaries' management, including the deceased managing director. It was determined, among other things, that this purported customer purchased products from the Company's Asian subsidiaries which the purported customer subsequently re-sold on a cash basis to businesses in mainland China, apparently allowing certain of these businesses to avoid Chinese reporting and VAT requirements. The Investigation revealed that former management of the Company and the management of the Asian subsidiaries had willfully concealed facts relating to these material operational and financial improprieties by the Company's Asian subsidiaries. The Company has abandoned its Asian operations because of its concerns over these material operational and financial improprieties."

9.  "As previously reported, the Company's financial statements, including those contained in its Annual Report on Form 10-KSB, as previously filed with the Securities and Exchange Commission (the "SEC"), should not be relied upon. The Company is currently in the process of determining the proper accounting treatment to record the effect of abandoning the Asian operations and to be able to issue its Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2007, although there can be no assurances in this regard as to the timing of or the Company's ability to achieve same."

As a result of such events, Lender deems itself insecure.

Each of the foregoing is an event described under one or more subsections of Section 5 of the Bridge Note (entitled "Default"), including but not limited to subsections (a), (b), (d), (g), (h), (i) and/or (k), and an event described in one or more subsections of Section 9 of the Security Agreement (entitled "Events of Default"), including but not limited to subsections (g), (h), (i) and/or (k)
LEVIN GINSBURG
Attorneys at Law

Mr. Wayne Moor
Dyadic International (USA), Inc.
Formerly known as Dyadic International, Inc.
Our File No. 337438
October 3, 2007

Lender does not intend to extend the Maturity Date of the Bridge Note and intends to seek a recovery of Lender's attorneys' fees from Borrower in connection with protecting and enforcing Lender's rights under the Loan Documents (as defined in the Bridge Note).

Sincerely,

LEVIN GINSBURG

/s/ Mitchell S. Chaban

MITCHELL S. CHABAN
mchaban@lgattorneys.com

MSC/kaw